                    TABLE OF CONTENTS

Letter to Shareholders.........................     1
Performance Results............................     3
Performance in Perspective.....................     4
Glossary of Terms..............................     5
Portfolio Management Review....................     6
Portfolio Highlights...........................     9
Portfolio of Investments.......................    10
Statement of Assets and Liabilities............    17
Statement of Operations........................    18
Statement of Changes in Net Assets.............    19
Financial Highlights...........................    20
Notes to Financial Statements..................    23
Report of Independent Accountants..............    31

EQI ANR  2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                             Continued on page 2

MARKET REVIEW

    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                         VAN KAMPEN EQUITY INCOME FUND

                                           A SHARES   B SHARES   C SHARES
   TOTAL RETURNS

One-year total return based on NAV(1)....    16.99%     16.17%     16.17%
One-year total return(2).................    10.29%     11.17%     15.17%

Five-year average annual total
return(2)................................    15.49%     15.81%     15.98%

Ten-year average annual total
return(2)................................    14.52%        N/A        N/A
Life-of-Fund average annual total
return(2)................................    11.46%     15.63%     16.13%
Commencement date........................  08/03/60   05/01/92   07/06/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Equity Income Fund vs. the Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index (December 31, 1988 through December 31,
    1998)

                                    [GRAPH]

                                                VAN KAMPEN EQUITY INCOME     STANDARD & POOR'S 500-     LIPPER EQUITY INCOME FUND
                                                          FUND                     STOCK INDEX                    INDEX
Dec 1988                                                 9426.00                    10000.00                    10000.00
                                                         9904.00                    10711.00                    10485.00
                                                         9665.00                    10401.00                    10379.00
                                                         9894.00                    10708.00                    10600.00
                                                        10211.00                    11244.00                    10993.00
                                                        10479.00                    11639.00                    11379.00
                                                        10516.00                    11651.00                    11411.00
                                                        11161.00                    12680.00                    12092.00
                                                        11285.00                    12877.00                    12255.00
                                                        11549.00                    12896.00                    12265.00
                                                        11247.00                    12572.00                    11970.00
                                                        11348.00                    12780.00                    12128.00
Dec 1989                                                11475.00                    13159.00                    12264.00
                                                        10937.00                    12253.00                    11683.00
                                                        11065.00                    12358.00                    11793.00
                                                        11281.00                    12761.00                    11907.00
                                                        10995.00                    12418.00                    11576.00
                                                        11775.00                    13560.00                    12261.00
                                                        11812.00                    13560.00                    12221.00
                                                        11652.00                    13489.00                    12150.00
                                                        10827.00                    12217.00                    11358.00
                                                        10370.00                    11705.00                    10911.00
                                                        10289.00                    11627.00                    10805.00
                                                        10721.00                    12324.00                    11386.00
Dec 1990                                                10938.00                    12749.00                    11637.00
                                                        11266.00                    13278.00                    12032.00
                                                        11813.00                    14172.00                    12736.00
                                                        12060.00                    14594.00                    12966.00
                                                        12087.00                    14599.00                    13045.00
                                                        12475.00                    15162.00                    13508.00
                                                        12085.00                    14562.00                    13053.00
                                                        12588.00                    15216.00                    13548.00
                                                        12924.00                    15515.00                    13851.00
                                                        12925.00                    15340.00                    13863.00
                                                        13151.00                    15522.00                    14079.00
                                                        12840.00                    14840.00                    13657.00
Dec 1991                                                13855.00                    16617.00                    14742.00
                                                        13769.00                    16286.00                    14695.00
                                                        13999.00                    16442.00                    14884.00
                                                        13769.00                    16199.00                    14686.00
                                                        14030.00                    16651.00                    15070.00
                                                        14233.00                    16667.00                    15224.00
                                                        14087.00                    16507.00                    15094.00
                                                        14556.00                    17157.00                    15604.00
                                                        14438.00                    16745.00                    15409.00
                                                        14614.00                    17027.00                    15531.00
                                                        14673.00                    17063.00                    15496.00
                                                        15058.00                    17580.00                    15872.00
Dec 1992                                                15341.00                    17881.00                    16178.00
                                                        15699.00                    18007.00                    16439.00
                                                        15937.00                    18196.00                    16773.00
                                                        16341.00                    18659.00                    17287.00
                                                        16069.00                    18185.00                    17147.00
                                                        16281.00                    18598.00                    17409.00
                                                        16531.00                    18748.00                    17597.00
                                                        16684.00                    18648.00                    17739.00
                                                        17233.00                    19290.00                    18338.00
                                                        17392.00                    19230.00                    18353.00
                                                        17607.00                    19603.00                    18578.00
                                                        17331.00                    19350.00                    18250.00
Dec 1993                                                17796.00                    19675.00                    18579.00
                                                        18341.00                    20314.00                    19159.00
                                                        17860.00                    19704.00                    18684.00
                                                        17175.00                    18935.00                    17937.00
                                                        17337.00                    19153.00                    18172.00
                                                        17435.00                    19391.00                    18379.00
                                                        17112.00                    19016.00                    18110.00
                                                        17571.00                    19615.00                    18621.00
                                                        18096.00                    20353.00                    19240.00
                                                        17772.00                    19946.00                    18876.00
                                                        17904.00                    20362.00                    18978.00
                                                        17310.00                    19558.00                    18268.00
Dec 1994                                                17443.00                    19942.00                    18409.00
                                                        17950.00                    20426.00                    18738.00
                                                        18524.00                    21163.00                    19341.00
                                                        18913.00                    21878.00                    19797.00
                                                        19356.00                    22490.00                    20272.00
                                                        20072.00                    23306.00                    20893.00
                                                        20455.00                    23959.00                    21170.00
                                                        21107.00                    24721.00                    21751.00
                                                        21210.00                    24713.00                    22018.00
                                                        21800.00                    25858.00                    22704.00
                                                        21627.00                    25729.00                    22382.00
                                                        22595.00                    26785.00                    23325.00
Dec 1995                                                23128.00                    27409.00                    23901.00
                                                        23568.00                    28303.00                    24447.00
                                                        23605.00                    28500.00                    24625.00
                                                        23935.00                    28879.00                    24935.00
                                                        23935.00                    29267.00                    25163.00
                                                        24344.00                    29936.00                    25535.00
                                                        24363.00                    30172.00                    25573.00
                                                        23428.00                    28791.00                    24736.00
                                                        24064.00                    29333.00                    25295.00
                                                        24906.00                    31097.00                    26225.00
                                                        25432.00                    31910.00                    26845.00
                                                        27012.00                    34251.00                    28379.00
Dec 1996                                                26725.00                    33686.00                    28196.00
                                                        27677.00                    35752.00                    29228.00
                                                        27954.00                    35964.00                    29630.00
                                                        27137.00                    34595.00                    28671.00
                                                        28028.00                    36616.00                    29524.00
                                                        29648.00                    38761.00                    31225.00
                                                        30641.00                    40622.00                    32405.00
                                                        32838.00                    43795.00                    34357.00
                                                        31454.00                    41279.00                    33258.00
                                                        32899.00                    43660.00                    34945.00
                                                        32081.00                    42154.00                    33920.00
                                                        32695.00                    44034.00                    35044.00
Dec 1997                                                33174.00                    44909.00                    35853.00
                                                        33357.00                    45365.00                    35914.00
                                                        35098.00                    48560.00                    37851.00
                                                        36760.00                    51160.00                    39570.00
                                                        36992.00                    51624.00                    39532.00
                                                        36899.00                    50652.00                    38974.00
                                                        37484.00                    52844.00                    39292.00
                                                        37017.00                    52230.00                    38280.00
                                                        33516.00                    44615.00                    33663.00
                                                        34520.00                    47598.00                    35394.00
                                                        36208.00                    51419.00                    37488.00
                                                        37756.00                    54460.00                    39074.00
Dec 1998                                                38811.00                    57717.00                    40075.00

--------------------------------
Fund's Total Return
1 Year Avg. Annual     =  10.29%
5 Year Avg. Annual     =  15.49%
10 Year Avg. Annual    =  14.52%
Inception Avg. Annual  =  11.46%
--------------------------------



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock. The definition used by Morningstar, an independent mutual fund rating service, places companies in one of three flexible categories that grow or shrink along with the market. According to Morningstar, as of December 31, 1998,
    - Large caps have market capitalizations greater than $8.4 billion
    - Mid caps have market capitalizations between $1.3 and $8.4 billion
    - Small caps have market capitalizations less than $1.3 billion

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, they trade at prices below the value that value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW
                         VAN KAMPEN EQUITY INCOME FUND

We recently spoke with the management team of the Van Kampen Equity Income Fund about the key events and economic forces that shaped the markets during the fiscal year ended December 31, 1998. The team is led by James A. Gilligan, portfolio manager; Scott Carroll, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

A The majority of the period was dominated by global instability. Domino-effect currency devaluations in Asia, Eastern Europe, Russia, and Latin America precipitated several months of market volatility during the third quarter as investors fled risk-sensitive securities and embraced the relative safety of U.S. Treasuries. The Dow Jones Industrial Average plummeted approximately 1000 points in the third quarter of 1998 as investor confidence in the global economy was shaken.
      In September, the Federal Reserve Board implemented its first rate cut in two years. Investors, recognizing that the U.S. economy remained fundamentally sound despite global uncertainty, returned to the stock market with enthusiasm. Two more rate cuts by the Fed and ongoing rate decreases in Europe enabled the Dow to rebound close to the highs it reached in July as 1998 drew to a close.

Q     AGAINST THIS BACKDROP, WHAT TYPE OF COMPANIES PERFORMED ESPECIALLY WELL?

A As has been true for the past several years, large-capitalization stocks generally outperformed mid- and small-capitalization stocks during the year. This trend reflected investors' preference for established companies with more stable earnings prospects. However, mid- and small-cap stocks waged a comeback at the end of the period, as blue-chip companies such as Coca-Cola and Gillette posted earnings disappointments. In certain sectors such as technology and health care, small-cap companies won the performance race against their larger cousins, but this wasn't enough for small caps to catch up across the broad market.

Q WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATIONS DURING THE REPORTING PERIOD?

A One of our most significant changes during the year was the reallocation of a portion of the Fund's assets into the portfolio's fixed-income component. In late September, we moved about five percent of the Fund's assets out of U.S. Treasuries and into convertible bonds and convertible preferred securities. The third-quarter market correction made the risk-reward profile much more favorable for convertible securities. In many cases, we were able to add securities with yields above that of Treasuries and with more significant equity exposure. Some of the companies we added to the portfolio through convertible securities included Total Renal Care, a kidney dialysis services company; Monsanto, a pharmaceutical and agricultural products company; and U.S. Filter, a global provider of water treatment systems and products.

Q     HOW DID YOU MANAGE THE EQUITY PORTION OF THE PORTFOLIO?

A With the additional weighting in convertibles, we increased our exposure to equity-sensitive securities. We also added a few names in the consumer area that we found attractive. These included Whitman, a bottling company, and SYSCO, a food-services distribution company.
      One of the portfolio's largest holdings in the consumer non-durables sector was Philip Morris Cos., Inc. During the reporting period, the company reported a positive return and an improved outlook in light of a $206 billion settlement of state lawsuits, which was unveiled in November. Of course, past performance is no guarantee of comparable future results.
      We reduced the Fund's exposure to the financial sector during the period because we became concerned about the ability of a number of emerging markets to satisfy their debt obligations to U.S. lenders. As a result, we eliminated positions in NationsBank, Bank of Boston, and Dresdner Bank. On the buy side, we added regional banks such as PNC to the portfolio. Although PNC underperformed the sector during the past few years, the company began to show signs of improving its return on assets after selling credit card portfolios that had provided low returns.

Q TELL US ABOUT SOME OF THE OTHER MAJOR SECTORS AND HOLDINGS REPRESENTED IN THE PORTFOLIO.

A One of the Fund's largest sectors during the period was health care--which, happily, was one of the better-performing sectors in the portfolio. In a market that was battered by volatility, health-care stocks boasted relatively predictable earnings and were largely isolated from events in emerging markets. We increased the Fund's exposure to HMOs by adding Aetna and United HealthCare to the portfolio. We believe that, after a long period of underperformance, HMO stocks should outperform the market as customer rate increases outweigh projected cost increases. At the same time, we eliminated PacifiCare Health Systems from the portfolio. Although it is also an HMO, this company is primarily a Medicare service provider, and it did not experience the same level of rate increases because of government-mandated pricing.
      We maintained our positions in large pharmaceutical stocks, which continued to perform very well during the period. In particular, Pharmacia & Upjohn benefited after receiving approval for and distributing a new urinary incontinence product.
      In addition to health care, we favored the technology sector during the period. As we discussed in your last report, this sector had been one of the portfolio's most troubled performers earlier in the year due to lingering problems in Asia and supply-and-demand imbalances. However, technology stocks soared during the second half of the year. Our patience was rewarded as several stocks--such as Micron Technology, Texas Instruments, and Xilinx--doubled their returns from the lows they reached in the third quarter. One of our largest holdings, International Business Machines (IBM), which started the year at nearly $100 per share, continued to turn in outstanding performance and finished the year above $180 per share.
      We continue to be pleased with developments in the utility industry. Telephone stocks in general turned in strong performances, buoyed by increased merger-and-acquisition activity. Electric stocks presented something of a mixed bag; one success was Northeast Utilities, which appreciated in anticipation of restarting one of the company's nuclear plants. For additional portfolio highlights, please refer to page 9.

Q     SO, HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund achieved a total return of 16.99 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, and the Lipper Equity Income Fund Index produced a total return of 11.78 percent for the same period. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Equity Income Fund Index reflects the average performance of the largest equity income funds. These indices are statistical composites that do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page 3 for additional Fund performance results.

Q     WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?

A Although the U.S. economy is still growing and experiencing low inflation, we don't believe the full impact of global economic difficulties has been felt yet on U.S. companies. As the new year rolls on, we expect to see more evidence that companies have been negatively affected by economic weakness abroad. In the near term, this will likely result in continued volatility for the stock market. Over the long term, we believe that investors will continue to seek companies with strong fundamentals, consistent track records, promising growth prospects, and attractive valuations. We feel that the Equity Income Fund, with its emphasis on such companies, should be well positioned in this environment.

[SIG.]
James A. Gilligan

Portfolio Manager

[SIG.]
Scott Carroll

Portfolio Comanager

[SIG.]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN EQUITY INCOME FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                              TOP TEN HOLDINGS           PERCENTAGE OF
                                   AS OF               THESE INVESTMENTS
                             DECEMBER 31, 1998         TWELVE MONTHS AGO
United States Treasury Notes...... 9.8%  ...................  7.2%
Aegon NV.......................... 2.2%  ...................  1.1%
Philip Morris Cos., Inc. ......... 2.2%  ...................  1.8%
International Business Machines
  Corp. .......................... 2.1%  ...................  1.7%
U.S. WEST Communications Group.... 1.9%  ...................  1.3%
Consolidated Edison, Inc. ........ 1.6%  ...................  0.9%
BellSouth Corp. .................. 1.5%  ...................  1.3%
Equitable Cos., Inc. ............. 1.5%  ...................  1.1%
Roche Holdings, Inc. ............. 1.4%  ...................  1.6%
Chase Manhattan Corp. ............ 1.4%  ...................  1.7%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF DECEMBER 31, 1998                AS OF DECEMBER 31, 1997
Utilities.....................  15%    Finance.......................  18%
Health Care...................  14%    Utilities.....................  12%
Finance.......................  14%    Technology....................  10%
Technology....................  12%    Health Care...................  10%
Energy........................   8%    Energy........................  10%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

AS OF DECEMBER 31, 1998
 Stocks...................... 68%
 Bonds.......................  8%
 Convertibles................ 10%           [PIE CHART]
 United States Obligations...  9%
 Cash Equivalents............  5%

AS OF DECEMBER 31, 1997
 Stocks...................... 68%
 Bonds.......................  9%
 Convertibles................  8%           [PIE CHART]
 United States Obligations...  7%
 Cash Equivalents............  8%

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                              Shares     Market Value
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  67.9%
CONSUMER DISTRIBUTION  1.8%
Federated Department Stores, Inc. (a).......................      337,400  $   14,697,988
Gap, Inc. ..................................................      261,675      14,719,219
SYSCO Corp..................................................      248,600       6,820,963
                                                                           --------------
                                                                               36,238,170
                                                                           --------------
CONSUMER DURABLES  0.4%
Black & Decker Corp. .......................................      143,600       8,050,575
                                                                           --------------
CONSUMER NON-DURABLES  7.1%
Anheuser-Busch Cos., Inc....................................      198,600      13,033,125
Benckiser NV, Class B -- ADR (Netherlands) (a)..............      155,200       9,913,400
Colgate-Palmolive Co........................................      161,830      15,029,961
Hershey Foods Corp..........................................      206,400      12,835,500
Philip Morris Cos., Inc.....................................      792,000      42,371,988
Ralston Purina Group........................................      524,600      16,983,925
Tommy Hilfiger Corp. (a)....................................      212,700      12,762,000
Unilever NV-ADR (Netherlands)...............................      138,200      11,461,963
Whitman Corp................................................      456,100      11,573,538
                                                                           --------------
                                                                              145,965,400
                                                                           --------------
CONSUMER SERVICES  1.2%
H & R Block, Inc............................................      269,900      12,145,500
News Corp., 144A -- Convertible Preferred (b)...............       83,000       7,283,250
Sinclair Broadcasting Group -- Convertible Preferred........       82,000       4,120,500
                                                                           --------------
                                                                               23,549,250
                                                                           --------------
ENERGY  6.6%
Atlantic Richfield Co.......................................      348,000      22,707,000
Coastal Corp................................................      615,700      21,511,019
El Paso Energy Corp.........................................      414,000      14,412,375
Exxon Corp..................................................      171,500      12,540,938
Mobil Corp..................................................      227,750      19,842,719
Texaco, Inc.................................................      410,410      21,700,429
Valero Energy Corp..........................................      290,700       6,177,375
YPF Sociedad Anonima, Class D -- ADR (Argentina)............      554,200      15,482,963
                                                                           --------------
                                                                              134,374,818
                                                                           --------------
FINANCE  10.6%
Aetna, Inc..................................................      166,800      13,114,650
Allstate Corp...............................................      152,010       5,871,386
American General Corp.......................................      293,000      22,854,000
Arden Realty Group, Inc.....................................      344,500       7,988,094
Bank of Tokyo-Mitsubishi, Ltd. -- ADR (Japan)...............      982,400      10,315,200
Chase Manhattan Corp........................................      394,600      26,857,463

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                              Shares     Market Value
-----------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Citigroup, Inc..............................................      275,500  $   13,637,250
Equitable Cos., Inc.........................................      502,000      29,053,250
Exel Ltd., Class A..........................................      146,600      10,995,000
First Union Corp............................................      282,000      17,149,125
Fleet Financial Group, Inc..................................      343,400      15,345,688
PLC Capital Trust II, PRIDES -- Convertible Preferred.......      130,000       8,482,500
PNC Bank Corp...............................................      302,100      16,351,163
Washington Mutual, Inc......................................      328,560      12,546,885
WBK Trust, STRYPES -- Convertible Preferred.................      201,000       6,344,063
                                                                           --------------
                                                                              216,905,717
                                                                           --------------
HEALTHCARE  10.7%
Alza Corp. (a)..............................................      154,000       8,046,500
American Home Products Corp.................................      452,600      25,487,038
Beckman Coulter, Inc........................................      260,900      14,153,825
Columbia/HCA Healthcare Corp................................      330,500       8,179,875
IMS Health, Inc.............................................      123,900       9,346,706
Laboratory Corp. -- Convertible Preferred...................      300,000      12,600,000
Merck & Co., Inc............................................      127,600      18,844,925
Mylan Laboratories, Inc.....................................      482,200      15,189,300
Pharmacia & Upjohn, Inc.....................................      464,300      26,290,988
Rhodia, SA -- ADR (France) (a)..............................      417,200       6,258,000
Rhone-Poulenc, SA, Class A -- ADR (France)..................      492,500      24,748,125
Rhone-Poulenc, SA, Warrants -- ADR (France) (a).............      248,000         930,000
St. Jude Medical, Inc.......................................      313,700       8,685,569
Teva Pharmaceutical Industries Ltd. -- ADR (Israel).........      238,000       9,683,625
United HealthCare Corp......................................      452,600      19,490,088
Watson Pharmaceuticals, Inc. (a)............................      186,000      11,694,750
                                                                           --------------
                                                                              219,629,314
                                                                           --------------
PRODUCER MANUFACTURING  2.7%
Allied Signal, Inc..........................................      160,000       7,090,000
Ingersol Rand Co............................................      394,400      18,512,150
Philips Electronics NV -- ADR (Netherlands).................      103,000       6,971,813
Waste Management, Inc.......................................      491,047      22,895,066
                                                                           --------------
                                                                               55,469,029
                                                                           --------------
RAW MATERIALS/PROCESSING INDUSTRIES  3.8%
Boise Cascade Corp..........................................      303,700       9,414,700
Crown Cork & Seal Co., Inc..................................      395,000      12,170,938
Fort James Corp.............................................      104,480       4,179,200
Fresenius Med Care Holdings, Inc., Class D -- Preferred            12,000             360
  (a).......................................................
Imperial Chemical Industries Plc. -- ADR (United Kingdom)...      273,500       9,555,406

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                              Shares     Market Value
-----------------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Monsanto Co.................................................      171,000  $    8,122,500
Monsanto Co., ACES -- Convertible Preferred.................      360,800      17,679,200
Raychem Corp................................................      517,100      16,708,794
                                                                           --------------
                                                                               77,831,098
                                                                           --------------
TECHNOLOGY  10.0%
Adobe Systems, Inc..........................................      431,000      20,149,250
BMC Software, Inc. (a)......................................       85,000       3,787,813
Compaq Computer Corp........................................      177,000       7,422,938
Electronic Data Systems Corp................................      255,600      12,843,900
First Data Corp.............................................      251,100       7,956,731
International Business Machines Corp........................      222,800      41,162,300
Micron Technology, Inc......................................      223,110      11,280,999
Microsoft Corp. -- Convertible Preferred....................       85,000       8,308,750
Motorola, Inc...............................................      100,000       6,106,250
Oracle Corp. (a)............................................      296,000      12,765,000
Quantum Corp. (a)...........................................      584,400      12,418,500
Texas Instruments, Inc......................................      192,700      16,487,894
Unisys Corp. -- Convertible Preferred.......................      200,000      11,750,000
Xerox Corp..................................................      160,800      18,974,400
Xilinx, Inc. (a)............................................      202,300      13,174,788
                                                                           --------------
                                                                              204,589,513
                                                                           --------------
UTILITIES  13.0%
BEC Energy..................................................      517,500      21,314,531
BellSouth Corp..............................................      587,400      29,296,575
Consolidated Edison, Inc....................................      576,800      30,498,300
DQE, Inc....................................................        5,000         219,688
Edison International........................................      629,600      17,550,100
GPU, Inc....................................................      495,300      21,886,069
GTE Corp....................................................      280,600      18,922,963
Illinova Corp...............................................      218,100       5,452,500
Niagara Mohawk Power Corp...................................    1,212,800      19,556,400
Northeast Utilities.........................................    1,581,401      25,302,416
PECO Energy Co..............................................      145,600       6,060,600
SBC Communications, Inc.....................................      137,500       7,373,438
Sprint Corp.................................................      178,300      14,999,488
U.S. WEST Communications Group..............................      576,500      37,256,313
Washington Water Power Co. -- Convertible Preferred.........      537,000      10,404,375
                                                                           --------------
                                                                              266,093,756
                                                                           --------------
  TOTAL COMMON AND PREFERRED STOCKS  67.9%...............................   1,388,696,640
                                                                           --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS  7.5%
          CONSUMER DISTRIBUTION  0.3%
$ 6,000   Gruma SA De Cv (Mexico), 144A (b)..............   7.625%   10/15/07  $    5,356,200
                                                                               --------------
          CONSUMER DURABLES  0.5%
  3,000   Ford Motor Co..................................   7.250    10/01/08       3,353,910
  3,000   Ford Motor Co. Delaware Note...................   9.000    09/15/01       3,271,350
  3,000   General Motors Corp............................   7.000    06/15/03       3,172,620
                                                                               --------------
                                                                                    9,797,880
                                                                               --------------
          CONSUMER SERVICES  1.0%
 10,000   Clear Channel Communications...................   6.625    06/15/08      10,185,100
 10,000   Cox Communications, Inc........................   7.250    11/15/15      11,060,000
                                                                               --------------
                                                                                   21,245,100
                                                                               --------------
          ENERGY  1.0%
  5,000   Enron Corp.....................................   9.125    04/01/03       5,531,950
  4,000   Occidental Petroleum Corp......................  10.125    11/15/01       4,373,480
  2,500   Texaco Capital, Inc............................   8.250    10/01/06       2,933,875
  5,500   Texas Eastern Transmission Corp. ..............   8.250    10/15/04       6,222,095
  2,000   Western Atlas, Inc. ...........................   7.875    06/15/04       2,209,200
                                                                               --------------
                                                                                   21,270,600
                                                                               --------------
          FINANCE  0.1%
  2,000   General Electric Capital Corp..................   8.900    09/15/04       2,330,940
                                                                               --------------
          PRODUCER MANUFACTURING  0.4%
  1,500   Reliance Electric Co...........................   6.800    04/15/03       1,586,370
  6,000   USA Waste Services, Inc........................   7.000    07/15/28       6,219,000
                                                                               --------------
                                                                                    7,805,370
                                                                               --------------
          RAW MATERIALS/PROCESSING INDUSTRIES  1.4%
  5,000   Crown Cork & Seal Finance Plc..................   7.000    12/15/06       5,115,800
  5,000   Crown Cork & Seal, Inc.........................   8.375    01/15/05       5,465,400
  5,000   Georgia Pacific Corp...........................   9.500    05/15/22       5,729,900
 10,000   ICI North America, Inc.........................   8.875    11/15/06      12,016,300
                                                                               --------------
                                                                                   28,327,400
                                                                               --------------
          RETAIL  0.2%
  4,000   May Department Stores Co.......................   8.375    08/01/24       4,608,360
                                                                               --------------
          TECHNOLOGY  0.7%
  4,000   Philips Electronics NV-ADR (Netherlands).......   7.750    04/15/04       4,366,120
 10,000   Raytheon Co....................................   6.750    08/15/07      10,615,400
                                                                               --------------
                                                                                   14,981,520
                                                                               --------------
          TRANSPORTATION  0.3%
  5,000   Norfolk Southern Corp..........................   7.350    05/15/07       5,504,775
                                                                               --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------------
          UTILITIES  1.6%
$ 5,000   360 Communications Co..........................   7.125%   03/01/03  $    5,320,850
 10,000   Century Telephone Enterprises, Inc.............   6.300    01/15/08      10,363,850
  4,000   Compania De Telocomunicaciones (Chile).........   7.625    07/15/06       3,871,680
  1,000   Tennessee Valley Authority, Series G...........   8.625    11/15/29       1,087,785
 10,000   Worldcom, Inc..................................   7.750    04/01/07      11,295,750
                                                                               --------------
                                                                                   31,939,915
                                                                               --------------
          TOTAL CORPORATE OBLIGATIONS  7.5%..................................     153,168,060
                                                                               --------------

          CONVERTIBLE CORPORATE OBLIGATIONS  10.5%
          CONSUMER DURABLES  1.2%
 26,000   Deutsche Bank Finance (Netherlands), 144A
          (Convertible into 135,226 DaimlerChrysler AG
          common shares) (b).............................       *    02/12/17      14,885,000
    185   Newell Financial Trust, 144A (Convertible into
          182,503 common shares) (a) (b).................   5.250    12/01/27       9,851,250
                                                                               --------------
                                                                                   24,736,250
                                                                               --------------
          CONSUMER SERVICES  0.4%
  3,500   ADT Operations, Inc., LYON (Convertible into
          95,116 Tyco International Ltd. common
          shares)........................................       *    07/06/10       7,188,125
                                                                               --------------
          FINANCE  2.4%
  5,000   Aegon NV, 144A (Convertible into 1,800,000
          common shares) (b).............................   4.750    11/01/04      43,650,000
STRYPES   Merrill Lynch & Co., Inc., 94,500 shares
          (Convertible into Cox Communications, Inc.
          common shares).................................   6.000    06/01/99       5,398,313
                                                                               --------------
                                                                                   49,048,313
                                                                               --------------
          HEALTHCARE  2.8%
 20,000   Alza Corp., LYON (Convertible into 259,740
          common shares).................................       *    07/14/14      13,700,000
 43,500   Roche Holdings, Inc., LYON (Convertible into
          206,347 common shares).........................       *    04/20/10      28,111,875
 14,246   Total Renal Care, 144A (Convertible into
          434,197 common shares) (b).....................   7.000    05/15/09      15,492,525
                                                                               --------------
                                                                                   57,304,400
                                                                               --------------
          PHARMACEUTICALS  0.9%
 20,000   Dura Pharmaceuticals (Convertible into 394,984
          common shares).................................   3.500    07/15/02      14,700,000
  2,090   Sandoz, Ltd., 144A (Convertible into 1,958
          common shares) (b).............................   2.000    10/06/02       3,903,075
                                                                               --------------
                                                                                   18,603,075
                                                                               --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING  1.3%
$20,000   U.S. Filter Corp. (Convertible into 506,328
          common shares).................................   4.500%   12/15/01  $   18,725,000
  8,000   WMX Technologies, Inc. (Convertible into
          151,252 Waste Management, Inc. common
          shares)........................................   2.000    01/24/05       7,830,000
                                                                               --------------
                                                                                   26,555,000
                                                                               --------------
          RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
 18,401   APP Finance VII, 144A (Convertible into
          1,071,188 common shares) (b)...................   3.500    04/30/03      10,534,573
                                                                               --------------
                                                                                   10,534,573
                                                                               --------------
          TECHNOLOGY  1.0%
 24,000   Hewlett Packard Co., LYON, 144A (Convertible
          into 130,320 common shares) (b)................       *    10/14/17      13,350,000
 12,000   Hewlett Packard Co., LYON (Convertible into
          65,160 common shares)..........................       *    10/14/17       6,675,000
                                                                               --------------
                                                                                   20,025,000
                                                                               --------------
          TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  10.5%.....................     213,994,736
                                                                               --------------
          UNITED STATES OBLIGATIONS  9.3%
 12,000   United States Treasury Notes...................   6.375    07/15/99      12,116,160
130,000   United States Treasury Notes (c)...............   6.250    10/31/01     135,595,200
 38,000   United States Treasury Notes...................   6.875    05/15/06      42,956,340
                                                                               --------------
          TOTAL UNITED STATES OBLIGATIONS....................................     190,667,700
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS  95.2%
  (Cost $1,570,088,976)......................................................   1,946,527,136
                                                                               --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Market Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.2%
COMMERCIAL PAPER  1.2%
General Electric Capital Corp. ($24,235,000 par, yielding
  5.003%, 01/04/99 maturity)................................
                                                              $   24,221,536
                                                              --------------
UNITED STATES AGENCIES  4.0%
Federal Home Loan Mortgage Discount Notes
  ($20,000,000 par, yielding 4.956%, 04/09/99 maturity).....
                                                                  19,736,000
Federal Home Loan Mortgage Discount Notes
  ($20,000,000 par, yielding 5.045%, 03/11/99 maturity).....
                                                                  19,812,000
Federal Home Loan Mortgage Discount Notes
  ($25,000,000 par, yielding 5.046%, 03/05/99 maturity).....
                                                                  24,785,000
Federal Home Loan Mortgage Discount Notes
  ($18,190,000 par, yielding 5.075%, 02/17/99 maturity).....
                                                                  18,070,547
                                                              --------------
  TOTAL UNITED STATES AGENCIES..............................
                                                                  82,403,547
                                                              --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $106,617,400).......................................
                                                                 106,625,083
                                                              --------------
TOTAL INVESTMENTS  100.4%
  (Cost $1,676,706,376).....................................
                                                               2,053,152,219
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)...............
                                                                  (8,510,526)
                                                              --------------
NET ASSETS  100.0%..........................................
                                                              $2,044,641,693
                                                              ==============

*Zero coupon bond

(a) Non-income producing security as this security currently does not declare dividends or pay interest.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

LYON -- Liquid yield option note.

PRIDES -- Preferred redeemable interest dividend equity security, traded in shares.

STRYPES -- Structured yield product exchangeable for stock, traded in shares.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,676,706,376).....................  $2,053,152,219
Cash........................................................          18,503
Receivables:
  Fund Shares Sold..........................................       6,639,980
  Interest..................................................       5,468,748
  Dividends.................................................       1,660,722
  Variation Margin on Futures...............................         136,850
Other.......................................................          48,818
                                                              --------------
      Total Assets..........................................   2,067,125,840
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      17,642,707
  Distributor and Affiliates................................       2,327,572
  Investments Purchased.....................................         879,147
  Investment Advisory Fee...................................         626,063
  Income Distributions......................................         531,152
Accrued Expenses............................................         289,415
Trustees' Deferred Compensation and Retirement Plans........         188,091
                                                              --------------
      Total Liabilities.....................................      22,484,147
                                                              --------------
NET ASSETS..................................................  $2,044,641,693
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,646,782,277
Net Unrealized Appreciation.................................     378,269,769
Accumulated Net Realized Gain...............................      18,064,329
Accumulated Undistributed Net Investment Income.............       1,525,318
                                                              --------------
NET ASSETS..................................................  $2,044,641,693
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $808,454,528 and 103,389,230 shares of
      beneficial interest issued and outstanding)...........  $         7.82
    Maximum sales charge (5.75%* of offering price).........             .48
                                                              --------------
    Maximum offering price to public........................  $         8.30
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,140,042,881 and 146,793,491 shares of
      beneficial interest issued and outstanding)...........  $         7.77
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $96,144,284 and 12,377,821 shares of
      beneficial interest issued and outstanding)...........  $         7.77
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 36,284,890
Dividends...................................................    22,536,245
                                                              ------------
    Total Income............................................    58,821,135
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,739,846, $10,399,790 and $853,421,
  respectively).............................................    12,993,057
Investment Advisory Fee.....................................     6,877,625
Shareholder Services........................................     3,201,480
Custody.....................................................       103,474
Legal.......................................................        72,012
Trustees' Fees and Expenses.................................        43,145
Other.......................................................     1,123,726
                                                              ------------
    Total Expenses..........................................    24,414,519
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 34,406,616
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $107,209,364
  Futures...................................................     5,217,669
                                                              ------------
Net Realized Gain...........................................   112,427,033
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   245,432,645
                                                              ------------
  End of the Period:
  Investments...............................................   376,445,843
  Futures...................................................     1,823,926
                                                              ------------
                                                               378,269,769
                                                              ------------
Net Unrealized Appreciation During the Period...............   132,837,124
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $245,264,157
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $279,670,773
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $   34,406,616      $   23,048,492
Net Realized Gain.....................................     112,427,033         184,609,912
Net Unrealized Appreciation During the Period.........     132,837,124          85,825,819
                                                        --------------      --------------
Change in Net Assets from Operations..................     279,670,773         293,484,223
                                                        --------------      --------------
Distributions from Net Investment Income..............     (34,947,222)        (24,018,109)
Distributions in Excess of Net Investment Income......             -0-          (2,400,068)
                                                        --------------      --------------
Distributions from and in Excess of Net Investment
  Income*.............................................     (34,947,222)        (26,418,177)
Distributions from Net Realized Gain*.................    (110,554,644)       (181,941,214)
                                                        --------------      --------------
Total Distributions...................................    (145,501,866)       (208,359,391)
                                                        --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     134,168,907          85,124,832
                                                        --------------      --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.............................   1,143,314,008         436,926,312
Value Received from Shares Issued in Merger...........             -0-          21,732,117
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     132,142,154         188,548,998
Cost of Shares Repurchased............................    (987,638,702)       (269,846,748)
                                                        --------------      --------------
Net Change in Net Assets from Capital Transactions....     287,817,460         377,360,679
                                                        --------------      --------------
TOTAL INCREASE IN NET ASSETS..........................     421,986,367         462,485,511
NET ASSETS:
Beginning of the Period...............................   1,622,655,326       1,160,169,815
                                                        --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $1,525,318 and $2,065,924
  respectively).......................................  $2,044,641,693      $1,622,655,326
                                                        ==============      ==============

                                              Year Ended          Year Ended
         *Distributions by Class           December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares..........................   $(16,719,601)       $(12,849,167)
  Class B Shares..........................    (16,833,408)        (12,509,687)
  Class C Shares..........................     (1,394,213)         (1,059,323)
                                            -------------       -------------
                                             $(34,947,222)       $(26,418,177)
                                            =============       =============
Distributions from Net Realized Gain:
  Class A Shares..........................   $(43,282,677)       $(71,711,304)
  Class B Shares..........................    (62,071,749)       (101,660,017)
  Class C Shares..........................     (5,200,218)         (8,569,893)
                                            -------------       -------------
                                            ($110,554,644)      ($181,941,214)
                                            =============       =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                           ------------------------------------------
             Class A Shares                 1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $7.242   $6.740   $ 6.31   $ 5.16   $ 5.55
                                           ------   ------   ------   ------   ------
  Net Investment Income..................    .174     .152     .158      .20      .21
  Net Realized and Unrealized
    Gain/Loss............................   1.030    1.435     .796    1.458    (.317)
                                           ------   ------   ------   ------   ------
Total from Investment Operations.........   1.204    1.587     .954    1.658    (.107)
                                           ------   ------   ------   ------   ------
Less:
  Distributions from and in Excess of Net
    Investment Income....................    .175     .168     .156     .188    .1855
  Distributions from Net Realized Gain...    .451     .917     .368      .32    .0975
                                           ------   ------   ------   ------   ------
Total Distributions......................    .626    1.085     .524     .508     .283
                                           ------   ------   ------   ------   ------
Net Asset Value, End of the Period.......  $7.820   $7.242   $6.740   $ 6.31   $ 5.16
                                           ======   ======   ======   ======   ======
Total Return (a).........................  16.99%   24.13%   15.55%   32.57%   (1.98%)
Net Assets at End of the Period (In
  millions)..............................  $808.5   $638.1   $471.8   $349.9   $240.5
Ratio of Expenses to Average Net Assets
  (b)....................................    .85%     .86%     .97%     .95%    1.02%
Ratio of Net Investment Income to Average
  Net Assets (b).........................   2.31%    2.09%    2.50%    3.43%    3.60%
Portfolio Turnover.......................     61%      86%      99%      92%      92%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1994 through 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                              ------------------------------------------------
Class B Shares                                  1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $  7.203   $ 6.713   $  6.30   $  5.16   $  5.55
                                              --------   -------   -------   -------   -------
Net Investment Income.......................      .118      .100      .113       .15       .13
Net Realized and Unrealized Gain/Loss.......     1.019     1.423      .784     1.458     (.277)
                                              --------   -------   -------   -------   -------
Total from Investment Operations............     1.137     1.523      .897     1.608     (.147)
                                              --------   -------   -------   -------   -------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................      .123      .116      .116      .148     .1455
  Distributions from Net Realized Gain......      .451      .917      .368       .32     .0975
                                              --------   -------   -------   -------   -------
Total Distributions.........................      .574     1.033      .484      .468      .243
                                              --------   -------   -------   -------   -------
Net Asset Value, End of the Period..........  $  7.766   $ 7.203   $ 6.713   $  6.30   $  5.16
                                              ========   =======   =======   =======   =======
Total Return (a)............................    16.17%    23.23%    14.56%    31.51%    (2.70%)
Net Assets at End of the Period (In
  millions).................................  $1,140.0   $ 908.7   $ 633.3   $ 408.9   $ 242.0
Ratio of Expenses to Average Net Assets
  (b).......................................     1.62%     1.64%     1.74%     1.75%     1.82%
Ratio of Net Investment Income to Average
  Net Assets (b)............................     1.55%     1.32%     1.74%     2.62%     2.82%
Portfolio Turnover..........................       61%       86%       99%       92%       92%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1994 through 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                               -------------------------------------------
Class C Shares                                  1998     1997     1996     1995     1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....   $7.204   $6.713   $ 6.30   $ 5.16   $  5.55
                                               ------   ------   ------   ------   -------
Net Investment Income.......................     .117     .100     .113      .15       .14
Net Realized and Unrealized Gain/Loss.......    1.020    1.424     .784    1.458     (.287)
                                               ------   ------   ------   ------   -------
Total from Investment Operations............    1.137    1.524     .897    1.608     (.147)
                                               ------   ------   ------   ------   -------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .123     .116     .116     .148     .1455
  Distributions from Net Realized Gain......     .451     .917     .368      .32     .0975
                                               ------   ------   ------   ------   -------
Total Distributions.........................     .574    1.033     .484     .468      .243
                                               ------   ------   ------   ------   -------
Net Asset Value, End of the Period..........   $7.767   $7.204   $6.713   $ 6.30   $  5.16
                                               ======   ======   ======   ======   =======
Total Return (a)............................   16.17%   23.23%   14.56%   31.51%    (2.70%)
Net Assets at End of the Period (In
  millions).................................   $ 96.1   $ 75.8   $ 55.2   $ 38.3   $  26.9
Ratio of Expenses to Average Net Assets
  (b).......................................    1.62%    1.64%    1.74%    1.76%     1.82%
Ratio of Net Investment Income to Average
  Net Assets (b)............................    1.55%    1.32%    1.73%    2.63%     2.83%
Portfolio Turnover..........................      61%      86%      99%      92%       92%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1994 through 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1998
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,679,036,296, the aggregate gross unrealized appreciation is $415,270,963 and the aggregate gross unrealized depreciation is $41,155,040, resulting in net unrealized appreciation on long- and short-term investments of $374,115,923.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and the mark to market of open futures contracts at December 31, 1998.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                               December 31, 1998
--------------------------------------------------------------------------------

    For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1998. The Fund designated and paid $106,506,788 as a 20% rate gain distribution. In January 1999, the Fund provided tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................      .50 of 1%
Next $100 million.....................................      .45 of 1%
Next $100 million.....................................      .40 of 1%
Over $350 million.....................................      .35 of 1%

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $72,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $423,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $2,489,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 1998, Van Kampen owned 223 shares of Class A and 224 shares each of Classes B and C, respectively.

                               December 31, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $624,072,653, $943,694,748 and
$79,014,876 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                  SHARES             VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................  108,360,203    $  836,859,216
  Class B..................................   36,029,610       276,860,624
  Class C..................................    3,865,558        29,594,168
                                            ------------    --------------
Total Sales................................  148,255,371    $1,143,314,008
                                            ============    ==============
Dividend Reinvestment:
  Class A..................................    7,130,348    $   54,671,876
  Class B..................................    9,437,571        71,897,500
  Class C..................................      731,441         5,572,778
                                            ------------    --------------
Total Dividend Reinvestment................   17,299,360    $  132,142,154
                                            ============    ==============
Repurchases:
  Class A.................................. (100,205,548)   $ (776,904,382)
  Class B..................................  (24,828,078)     (189,850,088)
  Class C..................................   (2,747,855)      (20,884,232)
                                            ------------    --------------
Total Repurchases.......................... (127,781,481)   $ (987,638,702)
                                            ============    ==============

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $509,445,943, $784,786,712 and
$64,732,162 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  25,583,186    $ 191,217,108
  Class B....................................  29,915,227      221,594,137
  Class C....................................   3,239,213       24,115,067
                                              -----------    -------------
Total Sales..................................  58,737,626    $ 436,926,312
                                              ===========    =============
Shares Issued in Merger:
  Class A....................................   1,531,079    $  10,227,602
  Class B....................................   1,542,761       10,259,360
  Class C....................................     187,242        1,245,155
                                              -----------    -------------
Total Shares Issued in Merger................   3,261,082    $  21,732,117
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................  10,787,829    $  77,160,579
  Class B....................................  14,561,001      103,558,871
  Class C....................................   1,100,953        7,829,548
                                              -----------    -------------
Total Dividend Reinvestment..................  26,449,783    $ 188,548,998
                                              ===========    =============
Repurchases:
  Class A.................................... (19,786,873)   $(147,745,099)
  Class B.................................... (14,197,582)    (105,642,498)
  Class C....................................  (2,216,230)     (16,459,151)
                                              -----------    -------------
Total Repurchases............................ (36,200,685)   $(269,846,748)
                                              ===========    =============

On April 4, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Balanced Fund (the "Balanced Fund"), through a tax free reorganization approved by the Balanced Fund shareholders on March 27, 1997. The Fund issued 1,531,079, 1,542,761 and 187,242 shares of Classes A, B and C in exchange for 685,634, 687,703 and 83,476 shares, representing net assets of $21,732,117, including $249,434 of accumulated depreciation of investments. Prior to the acquisition, the Fund's net assets were $1,212,920,035. Combined net assets on the day of the acquisition were $1,234,652,152.

                               December 31, 1998
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $1,031,600 and CDSC on redeemed shares of approximately $2,437,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,248,372,470 and $1,031,813,396, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                               December 31, 1998
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................     134
Futures Opened..............................................   1,101
Futures Closed..............................................  (1,074)
                                                              ------
Outstanding at December 31, 1998............................     161
                                                              ======

    The futures contracts outstanding at December 31, 1998, and the description and unrealized appreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS    APPRECIATION
--------------------------------------------------------------------------
Long Contracts--March 1999 S&P 500 Index Futures
  (Current Notional Value of $311,375 per
  contract).....................................    161        $1,823,926
                                                    ===        ==========

                               December 31, 1998
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $7,436,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Equity Income Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 3, 1999

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                         VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORRELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

                      TAX NOTICE TO CORPORATE SHAREHOLDERS
                  For 1998, 51.56% of the dividends taxable as
                     ordinary income qualified for the 70%
                 dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.